UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 28, 2005

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

        Delaware                      1-1861                  65-1051192
        --------                      ------                  ----------
    (State or other                (Commission               (IRS Employer
    jurisdiction of                File Number)            Identification No.)
    incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
              ----------------------------------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (212) 536-1211

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated December 1, 2005, reporting that William A. Farlinger, a member of the Board of Directors and the Audit Committee of the Board, passed away on November 28, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit 99.1. Press release reporting that William A. Farlinger, a member of the Board of Directors, passed away on November 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Principal Accounting Officer)

Dated: December 2, 2005